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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 23, 2007

                           GENERAL MOTORS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

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
                 DELAWARE                                         38-0572515
     (State or other jurisdiction of                           (I.R.S. Employer
              incorporation)                                 Identification No.)

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
300 RENAISSANCE CENTER, DETROIT, MICHIGAN                         48265-3000
 (Address of Principal Executive Offices)                         (Zip Code)
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                                 (313) 556-5000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

This Form 8-K is being filed in contemplation of a public capital market transaction.

Potential Sale of Allison Transmission

As previously disclosed, General Motors Corporation ("General Motors" or "GM") is considering measures to strengthen liquidity and focus on its core business of designing, manufacturing, and selling cars and light trucks globally. Among other items, GM is currently discussing the potential sale of its Allison Transmission business ("Allison Transmission") with a number of potential buyers. At March 31, 2007 and currently, GM management believes that the potential sale of Allison Transmission does not meet the held for sale criteria outlined in paragraph 30 of Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS No. 144). However, in contemplation of a public capital market transaction under the Securities Act of 1933, GM is filing this Form 8-K to provide pro forma financial information under Article 11 of Regulation S-X for the potential sale of Allison Transmission. At the current time, GM management believes that a sale of Allison Transmission is probable, subject to union, regulatory, and other approvals. In Exhibit 99.1 to this Form 8-K, GM has provided unaudited pro forma financial information reflecting Allison Transmission's assets and liabilities as held for sale as of March 31, 2007, and reporting its operations as discontinued for the three months ended March 31, 2007 and 2006, and for the years ended December 31, 2006, 2005, and 2004. GM's management believes that the probable disposition of Allison Transmission will qualify as discontinued operations based on GM's current plans for such disposition under SFAS No. 144.

Liquidity

As of May 22, 2007, General Motors had obtained non-binding lender commitments to provide a secured revolving credit facility in an aggregate principal amount of approximately $4.1 billion. GM anticipates that the facility will be secured by GM's common equity interest in GMAC LLC ("GMAC") and will mature 364 days after the date that the definitive agreements are executed. The credit facility could be used for general corporate purposes, including working capital needs. These commitments are subject to a number of conditions, including negotiation of definitive agreements. Consequently, there can be no assurance that GM will ultimately enter into the contemplated credit facility, and if the transaction to establish this facility is successfully closed, GM's ability to borrow under the facility will be subject to customary conditions and limitations.


SEC Matters

General Motors has received a document request from the U.S. Securities and Exchange Commission (SEC) relating to GM's disclosure in its most recent Annual Report on Form 10-K regarding the restatement of its previously filed financial statements in connection with GM's accounting for certain foreign exchange contracts and commodities contracts in accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended (SFAS No. 133). GM will continue to cooperate on this and all other SEC matters and is preparing to provide the requested information.

Additionally, as previously disclosed in GMAC filings with the SEC, GMAC has received a letter from the SEC's Division of Corporation Finance on its 2005 Annual Report on Form 10-K and subsequent filings pertaining to hedging relationship testing methodologies and consideration of credit ratings in assessing hedge effectiveness for purposes of SFAS No. 133. GMAC has advised us that they continue to work with the SEC on these matters. A negative outcome could require GM to restate prior financial results.

Delphi Negotiations

GM continues to negotiate with Delphi Corporation ("Delphi") and certain potential investors in Delphi regarding arrangements that would permit Delphi to emerge from bankruptcy proceedings. We anticipate that the arrangements contemplated by the framework support agreement among Delphi, GM, and potential investors, described in the Current Report on Form 8-K dated December 18, 2006 and subsequent filings by GM, will be modified to reflect a number of items, including the withdrawal of Cerberus Capital Management as a plan investor. GM currently expects that under the modified

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agreement the consideration it would receive upon the termination of Delphi's bankruptcy proceedings would not materially differ from previous arrangements described by GM, although the composition may be altered. General Motors has received proposals from Delphi and from the United Auto Workers Union regarding support to be provided by GM as part of Delphi's restructuring, and believes that the proposals provide a basis for continuing productive negotiations.

GM intends to update its estimate of contingent exposures related to Delphi as appropriate to reflect the outcome of all negotiations. Based on the current status of all such negotiations, GM believes it is appropriate to update the previously disclosed range of contingent exposures between $6 billion and $7.5 billion to approximately $7 billion. GM currently expects to reimburse Delphi for certain labor expenses with an initial payment of up to approximately $500 million when it emerges from bankruptcy, and provide annual labor-related payments between $300 million and $400 million and annual transitional payments of approximately $100 million. The total amount of the contingent liability and the specific amounts and periods that such subsidies would be paid, are still subject to negotiation. GM continues to expect that the cost of these reimbursements will be more than offset in the long term by its savings from reductions to the $2 billion price penalty it now pays Delphi annually for systems, components, and parts.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(B)  PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma condensed consolidated financial statements of GM as of March 31, 2007 and for the three months ended March 31, 2007 and 2006, and for the years ended December 31, 2006, 2005, and 2004 that give effect to held for sale and discontinued operations presentation related to General Motors' Allison Transmission business, as discussed above in item 8.01, are attached as Exhibit 99.1.

(D)  EXHIBITS

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
Exhibit   Description
-------   -----------
99.1 Unaudited Pro Forma Condensed Consolidated Financial Statements of General Motors Corporation, as of March 31, 2007 and for the three months ended March 31, 2007 and 2006, and for the years ended December 31, 2006, 2005, and 2004.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENERAL MOTORS CORPORATION
                                        (Registrant)


Date: May 23, 2007                      By: /s/ Nick S. Cyprus
                                            ------------------------------------
                                            Nick S. Cyprus, Controller and Chief
                                            Accounting Officer